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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 33-79074, 33-79142, 33-95774, 33-95780, and 333-3402) for
Project Software & Development, Inc. of our report dated November 1, 2000 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.


PricewaterhouseCoopers LLP


Boston, Massachusetts
December 28, 2000